ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)
December 31, 2019
	Shares	Value
COMMON STOCKS - 98.9%
Canada - 54.3%
Investment Companies - 8.9%
Canopy Rivers, Inc. (a)	5,343,740	$ 4,691,281
Cronos Group, Inc. (a) ^	7,698,672	59,048,814
Total Investment Companies		63,740,095
Pharmaceuticals - 45.4%
Aphria, Inc. (a) ^	6,320,703	32,994,070
Aurora Cannabis, Inc. (a) ^	17,606,159	38,029,303
Auxly Cannabis Group, Inc. (a)	12,066,973	5,018,032
CannTrust Holdings, Inc. (a) ^	13,985,017	12,968,306
Canopy Growth Corp. (a) ^	3,166,636	66,784,353
Emerald Health Therapeutics, Inc. (a)	4,701,534	1,176,696
Green Organic Dutchman Holdings Ltd. (a) ^	20,395,808	11,779,952
HEXO Corp. (a) ^	14,701,613	23,375,565
Khiron Life Sciences Corp. (a)	2,806,975	2,291,320
MediPharm Labs Corp. (a)	8,629,716	25,652,230
Organigram Holdings, Inc. (a) ^	9,492,055	23,255,535
PharmaCielo Ltd. (a)	2,270,601	5,333,128
Sundial Growers, Inc. (a)	3,241,613	9,757,255
Supreme Cannabis Co., Inc. (a)	14,631,355	7,098,497
The Flowr Corp. (a)	3,182,019	4,851,872
Tilray, Inc. (a) ^	2,833,330	48,534,943
Village Farms International, Inc. (a) ^	885,643	5,517,556
Total Pharmaceuticals		324,418,613
Total Canada		388,158,708

Japan - 2.1%
Tobacco - 2.1%
Japan Tobacco, Inc.	670,287	15,005,965

Mexico - 0.00%
Construction & Engineering - 0.00%
Empresas ICA SAB de CV (a)(b)	155,893	-

Sweden - 2.4%
Tobacco - 2.4%
Swedish Match AB	331,787	17,102,368

United Kingdom - 12.0%
Pharmaceuticals - 6.9%
GW Pharmaceuticals PLC - ADR (a)	472,378	49,391,844
Tobacco - 5.1%
British American Tobacco PLC	447,055	19,135,965
Imperial Brands PLC	714,047	17,677,521
Total Tobacco		36,813,486
Total United Kingdom		86,205,330
ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)(Continued)
December 31, 2019
	Shares	Value
United States - 28.1%
Biotechnology - 9.9%
Arena Pharmaceuticals, Inc. (a)	319,900	$ 14,529,858
Cara Therapeutics, Inc. (a)	750,680	12,093,455
Corbus Pharmaceuticals Holdings, Inc. (a)	5,779,642	31,556,845
Zynerba Pharmaceuticals Inc. (a) ^	2,036,530	12,300,641
Total Biotechnology		70,480,799
Chemicals - 2.3%
Scotts Miracle-Gro Co.	155,229	16,482,215
Paper & Forest Products - 2.3%
Schweitzer-Mauduit International, Inc.	384,899	16,161,909
Tobacco - 13.6%
22nd Century Group, Inc. (a) ^	8,245,209	9,069,730
Altria Group, Inc.	347,910	17,364,188
Philip Morris International, Inc.	191,385	16,284,950
Turning Point Brands, Inc.	746,679	21,355,019
Universal Corp.	284,364	16,225,810
Vector Group Ltd.	1,277,395	17,104,319
Total Tobacco		97,404,016
Total United States		200,528,939
TOTAL COMMON STOCKS (Cost $1,113,562,411)		707,001,310

COLLATERAL FOR SECURITIES LOANED - 33.8% +
Stock Loan Cash Collateral - 33.8%
Stock Loan Cash Collateral (Cost $241,750,205)		241,750,205

Total Investments (Cost $1,355,312,616) - 132.7%		$ 948,751,515
Liabilities in Excess of Other Assets - (32.7)%		(233,852,375)
NET ASSETS - 100.0%		$ 714,899,140

Percentages are stated as a percent of net assets.
AB - Aktiebolag
ADR - American Depositary Receipt
PLC - Public Limited Company

(a) Non-income producing security.
(b)	Includes a security that is categorized as Level 3 per the Trust's fair value hierachy. This security represents $0 or 0.00% of the Fund's net assets and is classified as a Level 3 security.
+ Total cash collateral has a value of $241,750,205 as of December 31, 2019.
^ All or a portion of this security is out on loan as of December 31, 2019. Total value of securities out on loan is $241,750,205.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P,

The following is a summary of significant accounting policies consistently followed by ETFMG Alternative Harvest ETF. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

 Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2019, ETFMG Alternative Harvest held one fair valued security. More detail on the security can be found in their respective Schedule of Investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of December 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$ 707,001,310	$ -	$ -	(a)	$ 707,001,310
Collateral for Securities Loaned*	-	-	-		241,750,205
Total Investments in Securities	$ 707,001,310	$ -	$ -		$ 948,751,515

^ See Schedule of Investments for classifications by country and industry.
(a) Includes a security valued at $0.

The ETFMG Alternative Harvest ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The security classified as Level 3 is deemed immaterial. This security transferred from Level 1 to Level 3 due to being previously priced in an active market.